ZOOM TELEPHONICS, INC.

                                                 STOCK OPTION PLAN

                                         As Amended Through August 4, 1998

                                                      PART I
                                                   INTRODUCTION


1.       Purpose.

         The purpose of this Stock Option Plan (the "Plan") is to establish a plan to advance the interests of Zoom Telephonics, Inc. (the "Company") by encouraging equity participation in the Company by directors, officers and certain full-time and part- time employees of the Company or an affiliate of the Company through acquisition of common shares without par value in the Company. Notwithstanding the foregoing, a non-employee director of the Company shall not be entitled to participate under the Plan.

2.       Definitions.

         In the Plan,

         (i)           "Board" means the board of directors of the Company;

         (ii) "Employee" means any individual or individuals in the full-time or part-time employment of the Company or an affiliate and includes Board members, consultants and any other individuals the Board deems to be an employee for the purpose of the Plan, except that a Board member who is not otherwise employed by or serving as an officer of the Company shall not be considered an Employee;

         (iii) "Option Price" means the price per Share at which shares may be purchased upon the exercise of an Option;

         (iv)              "Optionee"  means a person who is eligible to receive
                        Options and who does so;
         (v)           "Option"  means the option rights  granted by the Company
                        in accordance  with the provisions of the Plan;

         (vi) "Shares" means shares to be optioned under the Plan and are common shares without par value in the capital of the Company as constituted on the date the shareholders of the Company approve the Plan;

         (vii) "Stock Option Committee" means a committee designated by the Board, consisting of at least two Board members who are not eligible for grants of Options under the Plan;

         (viii) "Tax Date" means the date on which the amount of tax to be withheld with respect to the exercise of an Option is determined; and

         (ix)          "Termination" means termination of the employment of
                        an Employee.


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3.       Administration of the Plan

         The Plan shall be administered by the Stock Option Committee.

         The Stock Option Committee is authorized, subject to the provisions of the Plan, to adopt such rules and regulations which it deems consistent with the Plan's provisions and, in its sole discretion, to designate Options to purchase Shares pursuant to the Plan. The determinations of the Stock Option Committee and interpretations shall be final and conclusive regarding the administration of the Plan.

         The Stock Option Committee may authorize one or more Employees of the Company to execute, deliver and receive documents on behalf of the Stock Option Committee with regard to the Plan.


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                                     PART II
                                  STOCK OPTIONS

4.       Eligibility

         All Employees are eligible to receive Options.

         Nothing in the Plan shall confer any right on any Employee to continue in the employ of or association with the Company or any affiliate of the Company or shall interfere in any way with the right of the Company or any affiliate of the Company to terminate at any time the employment of an Optionee under the Plan.

5.       Shares Subject to Option

         The Shares to be optioned under the Plan shall be authorized but unissued.

         The aggregate number of Shares for which Options may be granted shall not exceed 2,800,000 common shares, but in no event shall the aggregate number of Shares under the Plan that may be subject, from time to time, to outstanding options granted to any one Employee exceed 5% of the Shares of the Company then outstanding.

6.       Granting of Options

         The Stock Option Committee may from time to time at its discretion, subject to the provisions of the Plan, determine those eligible Employees to whom Options shall be granted, the number of Shares subject to such Options, the dates on which such Options are to be granted, and the price and term of such Options as set forth below.

         Each Option shall be evidenced by a written agreement between, and executed by, the Company and the Optionee containing terms and conditions established by the Stock Option Committee with respect to such Option and shall be consistent with the provisions of the Plan. The Option shall include the following, or a similar statement: "This Option is not intended to be an incentive stock option as that term is described in 422 of the Code, as amended."

7.       Option Price

         The Option Price shall be not less than the fair market value of the common shares without par value in the capital of the Company on the date of the grant of Option, as determined by reference to the closing price per share for such common shares as reported on the Nasdaq National Market on the date of the grant or, if such common shares are not listed on the Nasdaq National Market, then on such other stock exchange or market quotation system where such shares may from time to time be listed or traded on the date of the grant, subject to any applicable regulatory rules.

8.       Terms of Options

         The Stock Option Committee may, in its entire discretion, at the time of the granting of an Option under the Plan, specify a particular time period or periods following the date of the grant of an Option during which an Optionee may exercise his Option and may designate the number of Shares in respect of which such Optionee may exercise his Option during each such time period. Notwithstanding the foregoing, in no event shall an Option granted under the Plan be exercisable within six months of the date of grant of such Option.

         Each Option, unless sooner terminated, shall expire on a date to be determined by the Stock Option Committee which will not be later than 10 years from the date the Option was granted.

9.       Exercise of Options

         An Optionee shall exercise an Option (or any part or installment thereof) by giving written notice to the Company at its principal office address, identifying the Option being exercised, specifying the number of Shares as to which such Option is being exercised and accompanied by full payment of the Option Price therefor either (1) in US dollars, in cash or by certified cheque or bank draft, or (2) in common shares without par value in the capital of the Company owned by the Optionee (and held at least one year if acquired pursuant to the exercise of any stock option granted by the Company to the
Optionee whether under the Plan or otherwise) having a fair market value (as determined by the Stock Option Committee as of the day immediately preceding the date on which the Option is exercised and in accordance with all applicable laws and all applicable rules and policies of relevant securities regulatory authorities) equal to, or a fraction of a share less than, such purchase price (and if such common shares are equal to a fraction of a share less than such purchase price, then the Optionee shall pay any balance remaining in cash), or
(3) in a combination of such common shares (as described above) and cash, certified cheque or bank draft. However, if the Optionee desires to tender common shares in payment of any part of the Option Price as contemplated in (2) or (3) above, the Optionee, before giving notice of exercise as aforesaid, shall first give written notice (addressed to the principal office of the Company specifying the number of shares which the Optionee wishes to tender) that the Optionee proposes to tender common shares in order to exercise his Option. The Stock Option Committee shall notify the Optionee whether the proposed tender is acceptable to the Stock Option Committee within ten days of receipt of notice of the proposed tender. The acceptance of any tender of common shares by an Optionee pursuant to (2) or (3) in payment of the Option Price shall be subject to the absolute discretion of the Stock Option Committee, who may only accept the tender of such common shares in accordance with, and subject to the requirements of, all applicable laws and all applicable rules and policies of relevant securities regulatory authorities. If the proposed tender is acceptable, the Optionee must then give written notice of the exercise of his Option as aforesaid within five days or receipt of notice of the Stock Option Committee that the proposed tender is acceptable. If the proposed tender is not acceptable and the Optionee, at that time, still desires to exercise his Option, he may do so by giving written notice of exercise of his Option as aforesaid and paying the Option Price in cash or by certified cheque or bank draft. The acceptance by the Company of common shares tendered in payment of the Option Price shall be treated as a purchase of those shares by the Company.

         Unless the Stock Option Committee otherwise determines, the holder of an Option shall have no rights as a shareholder with respect to the Shares issued upon exercise of the Option until the date of issuance of the certificate for those shares to him. Unless the Stock Option Committee otherwise determines, no adjustment will be made for dividends or similar rights for which the record date occurs after the exercise of the Option but before the date such certificate for Shares is issued. In no case may a fraction of a Share be purchased or issued under the Plan.


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                                    PART III
                                WITHHOLDING TAXES

10.      Withholding Taxes

         Each Optionee's rights under the Plan are subject to such Optionee's payment to the Company of the amount of taxes (if any) required by any government to be withheld by reason of any exercise of an Option by the Optionee. Such amount may be paid at the election of the Optionee (1) in US dollars, in cash or by certified cheque or bank draft, (2) subject as set out below, in common shares without par value in the capital of the Company owned by the Optionee having a fair market value (determined as set out below) equal to the amount of such withholding (and held at least one year if such shares were acquired by exercise of any stock option granted to the Optionee under this Plan or otherwise granted), (3) subject as set out below, by directing the Company, for its own account, to withhold, from the Shares issued to the Optionee upon the exercise of the Option, a number of such Shares having a fair market value (determined as set out below) equal to the amount of such withholding, or (4) subject as set out below, in any combination of the foregoing.

         The number of shares to be surrendered or withheld shall be based on the fair market value of such shares on the Tax Date, and shall be determined by the Stock Option Committee in accordance with all applicable laws and all applicable rules and policies of relevant securities regulatory authorities. Any fractional share amount remaining after satisfaction of the withholding requirement shall be paid to the Optionee in cash.

         Any election hereunder must be made before the Tax Date and shall be irrevocable. The Stock Option Committee may disapprove any such election. Approval of an election involving payment of the withholding tax in common shares without par value in the capital of the Company is in the absolute discretion of the Stock Option Committee, and may only be made in accordance with, and subject to, the requirements of all applicable laws and all applicable rules and policies of relevant securities regulatory authorities. Such an election shall be treated as a proposed purchase of those shares by the Company.

         If the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, at the time of an election, such Optionee's election shall be subject to the following additional restrictions:

        (a) No election shall be effective for a Tax Date which occurs within six months of the grant of the Option, except that this limitation shall not apply if the Optionee dies or is disabled before the six-month period expires.

        (b) The election must be made either six months before the Tax Date or during a period beginning on the third business day following the date of release for publication of the Company's quarterly or annual income statements and ending on the twelfth business day following such date.


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                                     PART IV
                            DEALING WITH THE OPTIONS

11.      Transferability of Options

         An Option may not be transferred. During the lifetime of an Optionee, the Option may be exercised only by the Optionee.

12.      Termination of Employment

         Upon termination for any reason except death or permanent disability, an Optionee may, at any time within one month after the date of Termination but not later than the date of expiration of the Option, exercise the Option to the extent the Optionee was entitled to do so on the date of Termination. Any Option or portions of Options of terminated Employees not so exercised shall terminate. A change of employment shall not be considered a Termination so long as the Optionee continues to be employed by the Company or an affiliate of the Company.


13.      Death or Permanent Disability

         Notwithstanding any other provisions of the Plan, if any Optionee shall die or become permanently disabled while holding an Option which has not been fully exercised or surrendered, his personal representatives, heirs or legatees may, at any time within 60 days of grant of probate of the will or letters of administration of the estate of the decedent or within one year after the date of such death or permanent disability, whichever is the lesser time, (notwithstanding the normal expiry date of the Option under the provisions of Section 8) exercise the Option with respect to the unexercised balance of the Shares subject to the Option. The occurrence of permanent disability shall be determined by the Stock Option Committee on the basis of available medical evidence.

14.      Changes in Shares

         In the event the authorized capital of the Company as presently constituted is consolidated into a lesser number of Shares or subdivided into a greater number of Shares, the number of Shares for which the Options are outstanding shall be decreased or increased proportionately as the case may be, and the Option Price shall be adjusted accordingly. Should the Company amalgamate or merge with any other company or companies (the right to do so being hereby expressly reserved) whether by way of arrangement, sale of assets and undertakings or otherwise, then and in each such case the number of shares of the resulting company to which an Option relates shall be determined as if the Option had been fully exercised prior to the effective date of the amalgamation or merger and the Option Price shall be correspondingly increased or decreased as applicable.

15.      Cancellation and Regrant of Options

         The Stock Option Committee may cancel an existing Option and regrant the Option at an Option Price determined in the same manner as provided in
Section 7 above.

16.      Availability of Cancelled Shares

         In the event any Option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto, to the extent the Option ceases to be exercisable, shall again be available under the Plan.

17.      Term of the Plan

         The Plan shall expire on March 31, 2008 unless terminated earlier by resolution of the Shareholders of the Company.

                                     PART V
                                   REPURCHASE

18.      Repurchase of Shares from Employees

         Subject to the Articles of the Company, any special rights and restrictions attached to any class of shares of the Company, any applicable laws, and any applicable rules and policies of any stock exchange or market quotation system on which any shares of the Company may be listed from time to time, the Company may, by a resolution of the Stock Option Committee, purchase shares of the Company from Employees, whether such shares were acquired by an Employee upon exercise of an Option or otherwise, at the price and upon the terms specified in such resolution.

                                     PART VI
                                     GENERAL

19.      Amendment or Discontinuance

         The Stock Option Committee may amend, alter, suspend or discontinue the Plan, but may not, without the approval of the shareholders of the Company, make any alteration that would materially increase the benefits to participants under the Plan, within the meaning of Rule 16b-3 promulgated under the United States Securities Exchange Act of 1934 (or any successor or supplementary law, rule or regulation), including without limitation, and alteration that would:

        (a) increase the aggregate number of Shares subject to Option under the Plan, except as provided in Section 14;

        (b)     decrease Option Prices, except as provided in Section 14;

        (c)     alter the eligibility provisions of the Plan; or

        (d)     change the expiry date of the Plan.

         The Stock Option Committee may, at any time, in its discretion amend the Plan in order to bring it into compliance with the rules and policies of the Nasdaq National Market or of any other applicable securities regulatory authorities.

20.      Interpretation

         The Plan is established under the laws of the Province of British Columbia and the rights of all parties and the construction and effect of each and every provision of the Plan shall be according to the laws of the Province of British Columbia.

         Throughout this Plan, wherever the singular or masculine are used the same shall be construed as being the plural or feminine or neuter where the context so requires.


21.      Liability

         No member of the Stock Option Committee or any employee of the Company shall be personally liable for any act taken or omitted in good faith in connection with the Plan.

22.      Administration Costs

         All costs and expenses of administering the Plan shall be paid for by the Company.